UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2021

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                            Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Elly Ryu as Principal Accounting Officer

Effective on April 22, 2021, Sesen Bio, Inc. (the “Company”) appointed Elly Ryu as the Company’s Corporate Controller and Principal Accounting Officer. No new compensatory arrangements will be entered into with Ms. Ryu in connection with her appointment as the Company’s Corporate Controller and Principal Accounting Officer.

Ms. Ryu, age 40, has served as the Company’s Senior Director, Accounting since February 2021. Before joining the Company, Ms. Ryu served as the Corporate Controller of Fi Holdings, LLC from January 2020 to February 2021. Previously, Ms. Ryu served as the Director of Accounting and Finance at Acrotech Biopharma, LLC from March 2019 to November 2019. Prior to that, Ms. Ryu served as the Director of Accounting and Finance at Spectrum Pharmaceuticals, Inc. from July 2017 to March 2019, Commercial Controller from January 2014 to June 2017, Assistant Controller from July 2010 to January 2014, and Senior Manager, Accounting and Finance from September 2009 to June 2010. Ms. Ryu holds a Masters in Business Administration from University of California, Irvine and a B.S. in Economics and Business Administration from the Sogang University, Seoul, South Korea.

There are no arrangements or understandings between Ms. Ryu and any other persons pursuant to which Ms. Ryu was appointed as the Corporate Controller and Principal Accounting Officer of the Company. There are also no family relationships between Ms. Ryu and any director or executive officer of the Company and Ms. Ryu has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Kirstin Anderson, the Company’s former Corporate Controller and Principal Accounting Officer, has advanced to Senior Director of Finance, and will be focused on supporting the commercial launch of VicineumTM.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 28, 2021

Sesen Bio, Inc.

By:	/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M.
President and Chief Executive Officer